Exhibit 99.1
                                  ------------

         Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

         The Group I Mortgage Loans consist of approximately 3385 Mortgage Loans with a Cut-off Date Principal Balance of approximately $387,846,784. The Group II Mortgage Loans consist of approximately 1998 Mortgage Loans with a Cut-off Date Principal Balance of approximately $282,114,616.

         All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first or second liens on one- to four-family residential properties consisting of attached or detached one- to four- family dwelling units and individual condominium units (each, a "Mortgaged Property").

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 87.11% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 12.89% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 88.34% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 11.66% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 87.63% of the Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 12.37% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, (i) the first adjustment of the rates for approximately 83.79% of the Adjustable-Rate Group I Mortgage Loans and approximately 85.13% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 84.36% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 2.52% of the Adjustable-Rate Group I Mortgage Loans and approximately 2.19% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 2.38% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.80% of the Adjustable-Rate Group I Mortgage Loans and approximately 1.02% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 0.89% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until five years after the date of origination (each adjustable-rate Mortgage Loan having any such two year, three year or five year initial fixed period, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded as provided in the related mortgage note, of Six-Month LIBOR (as defined below), and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 40.91% of the Mortgage Loans provide that for a period of generally 12, 24, 36 and 60 months after origination (the "Interest Only Mortgage Loans"), the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 88.07% of the Group I Mortgage Loans and approximately 85.95% of the Group II Mortgage Loans (in each case, by aggregate principal balance of the Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 87.18% of the Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is generally between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003.

         MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

         Approximately 51.10% of the Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Mortgage Loans at origination was approximately 87.81%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         Substantially all of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Mortgage Loans was approximately 339 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to September 1, 2003 or after April 1, 2005, or has a remaining term to maturity of less than 171 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is March 1, 2035.

         The average Principal Balance of the Mortgage Loans at origination was approximately $124,538. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $124,459. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $748,799 or less than approximately $9,975.

         As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 5.125% per annum and not more than 16.240% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.786% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.500% per annum to 11.250% per annum, Minimum Mortgage Rates ranging from 5.125% per annum to 12.375% per annum and Maximum Mortgage Rates ranging from 8.999% per annum to 19.375% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.137% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.416% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.414% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in February 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

            CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
    9,975-   25,000......................          491            $    8,662,546.38                  1.29%
   25,001-   50,000......................          960                35,649,159.57                  5.32
   50,001-   75,000......................          803                49,732,536.55                  7.42
   75,001-  100,000......................          660                58,076,800.83                  8.67
  100,001-  125,000......................          495                55,632,300.65                  8.30
  125,001-  150,000......................          465                63,765,968.87                  9.52
  150,001-  175,000......................          315                50,923,187.64                  7.60
  175,001-  200,000......................          232                43,513,989.37                  6.49
  200,001-  225,000......................          162                34,613,102.48                  5.17
  225,001-  250,000......................          156                37,053,311.58                  5.53
  250,001-  275,000......................          126                32,945,315.94                  4.92
  275,001-  300,000......................          103                29,637,961.74                  4.42
  300,001-  325,000......................           74                23,204,625.73                  3.46
  325,001-  350,000......................           64                21,611,552.36                  3.23
  350,001-  375,000......................           50                18,100,212.51                  2.70
  375,001-  400,000......................           57                22,177,238.40                  3.31
  400,001-  425,000......................           37                15,382,625.30                  2.30
  425,001-  450,000......................           32                14,049,158.61                  2.10
  450,001-  475,000......................           23                10,670,854.83                  1.59
  475,001-  500,000......................           24                11,766,008.44                  1.76
  500,001-  525,000......................            5                 2,567,488.42                  0.38
  525,001-  550,000......................            6                 3,254,600.00                  0.49
  550,001-  575,000......................            9                 5,041,914.41                  0.75
  575,001-  600,000......................            3                 1,779,999.22                  0.27
  600,001-  625,000......................            4                 2,455,645.19                  0.37
  625,001-  650,000......................           22                14,203,495.97                  2.12
  650,001-  675,000......................            2                 1,345,000.00                  0.20
  675,001-  700,000......................            1                   676,000.00                  0.10
  700,001-  725,000......................            1                   720,000.00                  0.11
  725,001-  748,799......................            1                   748,798.87                  0.11
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $124,459.

                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  N/A....................................            1            $       47,958.49                  0.01%
  501- 525...............................           11                 1,072,299.15                  0.16
  526- 550...............................          125                12,846,589.77                  1.92
  551- 575...............................          210                21,877,414.18                  3.27
  576- 600...............................          595                73,050,861.38                 10.90
  601- 625...............................        1,108                98,687,850.81                 14.73
  626- 650...............................          997               112,886,219.71                 16.85
  651- 675...............................        1,046               146,569,608.16                 21.88
  676- 700...............................          632                96,424,367.79                 14.39
  701- 725...............................          323                49,518,555.02                  7.39
  726- 750...............................          219                38,106,338.90                  5.69
  751- 775...............................           87                14,356,640.04                  2.14
  776- 800...............................           24                 4,026,928.22                  0.60
  801- 813...............................            5                   489,768.24                  0.07
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 651.


               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  180- 180...............................        1,438            $   67,045,224.50                 10.01%
  181- 240...............................          168                 4,260,876.25                  0.64
  301- 360...............................        3,777               598,655,299.11                 89.36
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 341 months.


              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  171- 192...............................        1,438            $   67,045,224.50                 10.01%
  217- 240...............................          168                 4,260,876.25                  0.64
  337- 360...............................        3,777               598,655,299.11                 89.36
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 339 months.

                      PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Single Family...........................        3,866            $  435,992,608.72                 65.08%
 PUD.....................................          762               122,953,759.59                 18.35
 Two-Four Family ........................          528                86,978,927.68                 12.98
 Condominium.............................          227                24,036,103.87                  3.59
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.


                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Primary ................................        5,261            $  659,243,658.63                 98.40%
 Non-owner ..............................          114                 9,374,087.33                  1.40
 Second Home ............................            8                 1,343,653.90                  0.20
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1)      Occupancy as represented by the mortgagor at the time of origination.


                          PURPOSE OF THE MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Purchase................................        4,202            $  481,710,916.00                 71.90%
 Cash Out Refinance .....................        1,118               179,618,648.66                 26.81
 Rate/Term Refinance ....................           63                 8,631,835.20                  1.29
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

       COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  15.22- 20.00...........................            2            $      253,973.93                  0.04%
  20.01- 25.00...........................            1                    34,984.52                  0.01
  25.01- 30.00...........................            2                   119,833.90                  0.02
  30.01- 35.00...........................            5                   331,616.57                  0.05
  35.01- 40.00...........................            6                   547,826.04                  0.08
  40.01- 45.00...........................            4                   369,861.36                  0.06
  45.01- 50.00...........................           10                   930,476.30                  0.14
  50.01- 55.00...........................            5                   563,850.99                  0.08
  55.01- 60.00...........................           18                 2,938,965.17                  0.44
  60.01- 65.00...........................           22                 3,655,620.22                  0.55
  65.01- 70.00...........................           47                 9,551,464.12                  1.43
  70.01- 75.00...........................           96                18,096,215.91                  2.70
  75.01- 80.00...........................        1,734               290,207,660.15                 43.32
  80.01- 85.00...........................          190                22,294,019.72                  3.33
  85.01- 90.00...........................          310                47,745,300.68                  7.13
  90.01- 95.00...........................          290                50,027,452.90                  7.47
  95.01-100.00...........................        2,641               222,292,277.38                 33.18
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 87.81%

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                        RELATED TO THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
Alabama..................................           69            $    5,074,497.16                  0.76%
Arizona..................................          456                49,757,015.25                  7.43
Arkansas.................................           20                 1,611,647.29                  0.24
California...............................          794               178,284,519.14                 26.61
Colorado.................................           87                12,335,997.95                  1.84
Connecticut..............................           40                 5,230,694.15                  0.78
Delaware.................................            7                   699,242.97                  0.10
District of Columbia.....................            8                 1,907,647.48                  0.28
Florida..................................          382                48,609,700.52                  7.26
Georgia..................................          128                13,060,465.65                  1.95
Idaho....................................           87                 7,306,069.06                  1.09
Illinois.................................          174                17,710,452.83                  2.64
Indiana..................................          280                17,967,309.23                  2.68
Iowa.....................................           92                 5,776,827.37                  0.86
Kansas...................................          114                 6,707,495.74                  1.00
Kentucky.................................           49                 3,759,453.43                  0.56
Louisiana................................           69                 5,226,944.64                  0.78
Maryland.................................           96                14,049,965.16                  2.10
Massachusetts............................          205                36,177,856.76                  5.40
Michigan.................................          147                12,299,098.41                  1.84
Minnesota................................           10                 1,980,577.56                  0.30
Mississippi..............................           31                 1,735,373.96                  0.26
Missouri.................................          203                16,433,670.30                  2.45
Montana..................................           15                 2,815,785.62                  0.42
Nebraska.................................           98                 8,210,405.69                  1.23
Nevada...................................          123                20,768,868.41                  3.10
New Hampshire............................            6                   929,477.63                  0.14
New Jersey...............................           32                 4,192,577.24                  0.63
New Mexico...............................           59                 7,214,522.56                  1.08
North Dakota.............................            3                   414,669.24                  0.06
Ohio.....................................          183                16,046,722.56                  2.40
Oklahoma.................................          105                 7,072,540.53                  1.06
Oregon...................................          302                37,407,943.67                  5.58
Pennsylvania.............................          213                16,833,396.66                  2.51
Rhode Island.............................           46                 7,457,371.23                  1.11
South Carolina...........................            3                   629,731.53                  0.09
South Dakota.............................           19                 1,148,859.92                  0.17
Tennessee................................           60                 5,628,856.46                  0.84
Texas....................................          126                12,585,150.46                  1.88
Utah.....................................          150                14,670,419.34                  2.19
Virginia.................................           73                10,660,083.51                  1.59
Washington...............................          200                29,366,124.09                  4.38
Wisconsin................................            9                 1,276,695.99                  0.19
Wyoming..................................           10                   928,675.51                  0.14
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======


----------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.59% in the 94591 ZIP Code.

                   DOCUMENTATION LEVELS OF THE MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
Full Documentation ......................        4,405            $  536,655,902.40                 80.10%
Stated Documentation ....................          978               133,305,497.46                 19.90
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1) For a description of each Documentation Level, see "Meritage Mortgage Corporation-Underwriting Standards" herein.


                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
   5.1250- 5.5000........................           95            $   29,204,408.01                  4.36%
   5.5001- 6.0000........................          336                87,223,576.83                 13.02
   6.0001- 6.5000........................          410                85,283,238.45                 12.73
   6.5001- 7.0000........................          493                86,068,878.74                 12.85
   7.0001- 7.5000........................          577                83,087,112.61                 12.40
   7.5001- 8.0000........................          571                77,308,417.10                 11.54
   8.0001- 8.5000........................          239                33,493,062.66                  5.00
   8.5001- 9.0000........................          255                28,913,606.86                  4.32
   9.0001- 9.5000........................          302                28,991,097.69                  4.33
   9.5001-10.0000........................          408                37,912,774.67                  5.66
  10.0001-10.5000........................          342                27,207,643.16                  4.06
  10.5001-11.0000........................          271                19,555,131.68                  2.92
  11.0001-11.5000........................          505                23,375,002.11                  3.49
  11.5001-12.0000........................          148                 8,295,084.59                  1.24
  12.0001-12.5000........................          104                 3,818,153.03                  0.57
  12.5001-13.0000........................           91                 3,727,324.98                  0.56
  13.0001-13.5000........................           41                 1,317,774.19                  0.20
  13.5001-14.0000........................           28                 1,015,985.87                  0.15
  14.0001-14.5000........................          127                 2,973,088.94                  0.44
  14.5001-15.0000........................           32                   855,913.60                  0.13
  15.0001-15.5000........................            2                    61,445.74                  0.01
  15.5001-16.0000........................            5                   244,881.35                  0.04
  16.0001-16.2400........................            1                    27,797.00                  0.00
                                                 -----            -----------------                ------
        Total............................        5,383            $  669,961,399.86                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.786% per annum.

             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  0.000- 4.000...........................           38            $   10,783,397.05                  1.84%
  4.001- 5.000...........................          644               145,162,746.30                 24.73
  5.001- 6.000...........................          890               149,673,064.40                 25.50
  6.001- 7.000...........................          930               137,340,155.67                 23.39
  7.001- 8.000...........................          607                85,959,253.81                 14.64
  8.001- 9.000...........................          398                43,777,366.86                  7.46
  9.001-10.000...........................          143                12,015,576.56                  2.05
 10.001-11.000...........................           29                 2,311,736.07                  0.39
 11.001-11.250...........................            1                    35,990.26                  0.01
                                                 -----            -----------------                ------
        Total............................        3,680            $  587,059,286.98                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.137% per annum.


       NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
August 1, 2005...........................            1            $       75,891.76                  0.01
February 1, 2006.........................            3                   285,333.13                  0.05
March 1, 2006............................            4                   226,084.86                  0.04
April 1, 2006............................            2                   206,484.29                  0.04
May 1, 2006..............................            1                   122,350.51                  0.02
June 1, 2006.............................            1                   221,891.10                  0.04
July 1, 2006.............................            5                   754,490.98                  0.13
August 1, 2006...........................            6                   894,654.25                  0.15
September 1, 2006........................          124                19,918,447.34                  3.39
October 1, 2006..........................          721               109,961,391.35                 18.73
November 1, 2006.........................          834               132,440,830.93                 22.56
December 1, 2006.........................          626               104,154,679.82                 17.74
January 1, 2007..........................          741               117,260,928.47                 19.97
February 1, 2007.........................          493                78,660,021.20                 13.40
March 1, 2007............................            1                    51,200.00                  0.01
September 1, 2007........................            3                   517,475.66                  0.09
October 1, 2007..........................           14                 2,770,365.95                  0.47
November 1, 2007.........................           26                 4,378,565.35                  0.75
December 1, 2007.........................           21                 3,752,270.59                  0.64
January 1, 2008..........................           17                 2,899,614.36                  0.49
February 1, 2008.........................            9                 1,541,201.96                  0.26
June 1, 2009.............................            1                   287,836.96                  0.05
September 1, 2009........................            2                   696,000.00                  0.12
October 1, 2009..........................           10                 2,128,052.64                  0.36
November 1, 2009.........................            3                   548,471.78                  0.09
December 1, 2009.........................            5                 1,154,750.00                  0.20
January 1, 2010..........................            4                   668,849.47                  0.11
February 1, 2010.........................            2                   481,152.27                  0.08
                                                 -----            -----------------                ------
        Total............................        3,680               587,059,286.98                100.00
                                                 =====            =================                ======

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 23 months.

         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  0.000-   9.000.........................            1            $      119,000.01                  0.02%
 10.001-  11.000.........................            1                    83,542.47                  0.01
 12.001-  13.000.........................          431               116,435,201.29                 19.83
 13.001-  14.000.........................          876               167,286,985.91                 28.50
 14.001-  15.000.........................        1,057               151,091,863.67                 25.74
 15.001-  16.000.........................          360                53,440,432.49                  9.10
 16.001-  17.000.........................          493                55,080,347.92                  9.38
 17.001-  18.000.........................          342                33,407,143.01                  5.69
 18.001-  19.000.........................          108                 9,505,475.58                  1.62
 19.001-  19.375.........................           11                   609,294.63                  0.10
                                                 -----            -----------------                ------
        Total............................        3,680            $  587,059,286.98                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.414% per annum.

         MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  0.000-   6.000.........................          431            $  116,427,984.84                 19.83%
  6.001-   7.000.........................          875               167,014,985.91                 28.45
  7.001-   8.000.........................        1,061               151,645,509.02                 25.83
  8.001-   9.000.........................          360                53,440,432.49                  9.10
  9.001-  10.000.........................          492                55,008,461.50                  9.37
 10.001-  11.000.........................          343                33,554,143.01                  5.72
 11.001-  12.000.........................          108                 9,505,475.58                  1.62
 12.001-  12.375.........................           10                   462,294.63                  0.08
                                                 -----            -----------------                ------
        Total............................        3,680            $  587,059,286.98                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.416% per annum.


       INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
2.000....................................        1,032            $  261,329,211.44                 44.51%
3.000....................................        2,648               325,730,075.54                 55.49
                                                 -----            -----------------                ------
        Total............................        3,680            $  587,059,286.98                100.00%
                                                 =====            =================                ======

----------
(1)      Relates solely to initial rate adjustments.

     SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
1.500....................................        3,680            $  587,059,286.98                100.00%
                                                 -----            -----------------                ------
        Total............................        3,680            $  587,059,286.98                100.00%
                                                 =====            =================                ======

----------
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 51.35% of the Group I Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 88.30%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         Substantially all of the Group I Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 339 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to November 1, 2003 or after March 1, 2005, or has a remaining term to maturity of less than 171 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is February 1, 2035.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $114,649. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $114,578. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $645,000 or less than approximately $9,977.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 5.125% per annum and not more than 12.999% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.675% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.500% per annum to 7.999% per annum, Minimum Mortgage Rates ranging from 5.125% per annum to 11.749% per annum and Maximum Mortgage Rates ranging from 8.999% per annum to 19.249% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.955% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.291% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 14.289% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in February 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 23 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
    9,977-   25,000......................          330            $    5,937,085.09                  1.53%
   25,001-   50,000......................          620                22,792,639.73                  5.88
   50,001-   75,000......................          484                29,837,397.65                  7.69
   75,001-  100,000......................          389                34,334,969.46                  8.85
  100,001-  125,000......................          312                35,141,249.80                  9.06
  125,001-  150,000......................          323                44,335,740.96                 11.43
  150,001-  175,000......................          225                36,364,491.58                  9.38
  175,001-  200,000......................          166                31,086,659.20                  8.02
  200,001-  225,000......................          113                24,150,877.36                  6.23
  225,001-  250,000......................          105                24,899,363.92                  6.42
  250,001-  275,000......................           97                25,407,720.02                  6.55
  275,001-  300,000......................           60                17,219,539.16                  4.44
  300,001-  325,000......................           57                17,869,209.78                  4.61
  325,001-  350,000......................           53                17,913,296.09                  4.62
  350,001-  375,000......................           20                 7,135,366.96                  1.84
  375,001-  400,000......................           12                 4,665,009.24                  1.20
  400,001-  425,000......................            5                 2,077,480.41                  0.54
  425,001-  450,000......................            6                 2,631,200.00                  0.68
  450,001-  475,000......................            3                 1,368,487.84                  0.35
  475,001-  500,000......................            3                 1,494,400.00                  0.39
  525,001-  550,000......................            1                   539,600.00                  0.14
  625,001-  645,000......................            1                   645,000.00                  0.17
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $114,578.

                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  525- 525...............................            1            $      143,934.58                  0.04%
  526- 550...............................           28                 4,690,337.63                  1.21
  551- 575...............................           61                 8,003,068.11                  2.06
  576- 600...............................          275                34,866,196.24                  8.99
  601- 625...............................          716                63,412,626.77                 16.35
  626- 650...............................          691                72,000,028.17                 18.56
  651- 675...............................          719                84,437,968.53                 21.77
  676- 700...............................          430                54,138,348.75                 13.96
  701- 725...............................          219                29,393,588.08                  7.58
  726- 750...............................          153                22,767,122.20                  5.87
  751- 775...............................           67                10,671,249.66                  2.75
  776- 800...............................           20                 2,832,547.29                  0.73
  801- 813...............................            5                   489,768.24                  0.13
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 655.


           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  180- 180...............................          958            $   38,650,769.31                  9.97%
  181- 240...............................          104                 2,636,966.20                  0.68
  301- 360...............................        2,323               346,559,048.74                 89.35
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 341 months.


          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  171- 192...............................          958            $   38,650,769.31                  9.97%
  217- 240...............................          104                 2,636,966.20                  0.68
  337- 359...............................        2,323               346,559,048.74                 89.35
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 339 months.

                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Single Family...........................        2,336            $  241,994,682.12                 62.39%
 PUD.....................................          490                68,417,232.77                 17.64
 Two-Four Family.........................          398                62,058,512.39                 16.00
 Condominium.............................          161                15,376,356.97                  3.96
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.


                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Primary.................................        3,305            $  381,055,982.34                 98.25%
 Non-owner...............................           74                 5,910,148.01                  1.52
 Second Home.............................            6                   880,653.90                  0.23
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------

(1)      Occupancy as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Purchase...............................         2,672            $  284,980,062.73                 73.48%
 Cash Out Refinance......................          675                98,159,518.89                 25.31
 Rate/Term Refinance.....................           38                 4,707,202.63                  1.21
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

     COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  15.22- 20.00...........................            1            $      140,000.00                  0.04%
  25.01- 30.00...........................            1                    69,957.59                  0.02
  30.01- 35.00...........................            1                    29,979.36                  0.01
  35.01- 40.00...........................            5                   503,863.44                  0.13
  40.01- 45.00...........................            2                   283,944.50                  0.07
  45.01- 50.00...........................            5                   543,403.59                  0.14
  50.01- 55.00...........................            4                   531,367.84                  0.14
  55.01- 60.00...........................           11                 1,813,953.17                  0.47
  60.01- 65.00...........................           16                 2,392,838.91                  0.62
  65.01- 70.00...........................           27                 4,630,992.64                  1.19
  70.01- 75.00...........................           51                 8,291,344.48                  2.14
  75.01- 80.00...........................        1,093               169,459,383.79                 43.69
  80.01- 85.00...........................          106                10,871,837.28                  2.80
  85.01- 90.00...........................          116                18,647,951.19                  4.81
  90.01- 95.00...........................          155                24,922,496.42                  6.43
  95.01-100.00...........................        1,791               144,713,470.05                 37.31
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average combined original loan-to-value ratio of the Group I Mortgage Loweighted average combined original loan-to-value ratio of the Group Ians as of the Cut-off Date was approximately 88.30%.

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                    RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
Alabama..................................           43            $    3,058,649.48                  0.79%
Arizona..................................          327                33,330,602.59                  8.59
Arkansas.................................           13                 1,080,031.16                  0.28
California...............................          429                79,887,418.43                 20.60
Colorado.................................           58                 7,487,592.83                  1.93
Connecticut..............................           28                 3,875,169.26                  1.00
Delaware.................................            5                   523,510.70                  0.13
District of Columbia.....................            7                 1,508,647.48                  0.39
Florida..................................          268                33,386,019.86                  8.61
Georgia..................................           78                 7,785,090.29                  2.01
Idaho....................................           61                 5,027,614.05                  1.30
Illinois.................................          120                11,910,237.09                  3.07
Indiana..................................          163                10,831,558.67                  2.79
Iowa.....................................           52                 3,410,083.94                  0.88
Kansas...................................           54                 3,007,984.19                  0.78
Kentucky.................................           27                 1,845,392.80                  0.48
Louisiana................................           47                 3,538,238.93                  0.91
Maryland.................................           46                 6,336,938.70                  1.63
Massachusetts............................          155                23,901,175.37                  6.16
Michigan.................................           73                 6,317,672.31                  1.63
Minnesota................................            6                 1,129,183.74                  0.29
Mississippi..............................           14                   899,163.50                  0.23
Missouri.................................          105                 8,866,981.78                  2.29
Montana..................................           12                 2,195,103.60                  0.57
Nebraska.................................           65                 5,588,165.68                  1.44
Nevada...................................           83                12,845,431.17                  3.31
New Hampshire............................            3                   567,781.35                  0.15
New Jersey...............................           21                 2,430,939.82                  0.63
New Mexico...............................           31                 3,339,238.51                  0.86
North Dakota.............................            2                   330,788.22                  0.09
Ohio.....................................          114                 7,934,601.21                  2.05
Oklahoma.................................           54                 3,830,378.58                  0.99
Oregon...................................          234                26,526,832.24                  6.84
Pennsylvania.............................          132                11,147,212.75                  2.87
Rhode Island.............................           34                 5,284,967.83                  1.36
South Carolina...........................            2                   235,771.12                  0.06
South Dakota.............................           14                   936,090.57                  0.24
Tennessee................................           34                 3,738,214.56                  0.96
Texas....................................           80                 8,239,714.15                  2.12
Utah.....................................          107                10,475,645.72                  2.70
Virginia.................................           37                 4,933,090.29                  1.27
Washington...............................          137                17,287,967.70                  4.46
Wisconsin................................            3                   397,644.39                  0.10
Wyoming..................................            7                   636,247.64                  0.16
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.65% in the 93635 ZIP Code.

              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
Full Documentation.......................        2,737            $  302,830,385.02                 78.08%
Stated Documentation.....................          648                85,016,399.23                 21.92
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1) For a description of each Documentation Level, see "Meritage Mortgage Corporation-Underwriting Standards" herein.


             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
   5.1250- 5.5000........................           56            $   13,700,710.40                  3.53%
   5.5001- 6.0000........................          201                39,749,947.53                 10.25
   6.0001- 6.5000........................          281                50,137,440.31                 12.93
   6.5001- 7.0000........................          366                58,540,874.25                 15.09
   7.0001- 7.5000........................          466                63,344,635.00                 16.33
   7.5001- 8.0000........................          438                57,613,768.87                 14.85
   8.0001- 8.5000........................          173                22,744,645.28                  5.86
   8.5001- 9.0000........................          125                11,167,266.70                  2.88
   9.0001- 9.5000........................          127                 8,890,545.93                  2.29
   9.5001-10.0000........................          193                15,347,332.33                  3.96
  10.0001-10.5000........................          190                12,884,124.67                  3.32
  10.5001-11.0000........................          128                 8,812,965.29                  2.27
  11.0001-11.5000........................          386                14,610,389.23                  3.77
  11.5001-12.0000........................           97                 4,680,694.59                  1.21
  12.0001-12.5000........................           81                 2,725,416.06                  0.70
  12.5001-12.9990........................           77                 2,896,027.81                  0.75
                                                 -----            -----------------                ------
        Total............................        3,385            $  387,846,784.25                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.675% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  0.000- 4.000...........................           25            $    5,405,880.16                  1.60%
  4.001- 5.000...........................          417                74,777,349.01                 22.13
  5.001- 6.000...........................          646                98,419,799.41                 29.13
  6.001- 7.000...........................          722                99,943,954.62                 29.58
  7.001- 7.999...........................          440                59,288,468.87                 17.55
                                                 -----            -----------------                ------
        Total............................        2,250            $  337,835,452.07                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.955% per annum.

   NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
February 1, 2006.........................            1            $      163,024.85                  0.05%
March 1, 2006............................            3                   184,634.87                  0.05
April 1, 2006............................            1                   105,486.56                  0.03
June 1, 2006.............................            1                   221,891.10                  0.07
July 1, 2006.............................            4                   719,543.36                  0.21
August 1, 2006...........................            4                   728,782.84                  0.22
September 1, 2006........................           34                 5,961,423.17                  1.76
October 1, 2006..........................          253                36,251,806.43                 10.73
November 1, 2006.........................          656                97,486,083.89                 28.86
December 1, 2006.........................          455                69,228,856.87                 20.49
January 1, 2007..........................          426                61,947,880.05                 18.34
February 1, 2007.........................          333                52,062,968.82                 15.41
September 1, 2007........................            1                    93,597.44                  0.03
October 1, 2007..........................            3                   517,005.52                  0.15
November 1, 2007.........................           22                 3,032,709.39                  0.90
December 1, 2007.........................           19                 2,877,770.59                  0.85
January 1, 2008..........................           11                 1,621,572.86                  0.48
February 1, 2008.........................            9                 1,541,201.96                  0.46
June 1, 2009.............................            1                   287,836.96                  0.09
October 1, 2009..........................            3                   967,200.00                  0.29
November 1, 2009.........................            3                   548,471.78                  0.16
December 1, 2009.........................            4                   739,750.00                  0.22
January 1, 2010..........................            2                   424,450.00                  0.13
February 1, 2010.........................            1                   121,502.76                  0.04
                                                 -----            -----------------                ------
        Total............................        2,250            $  337,835,452.07                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 23 months.

     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
    0.000- 9.000.........................            1            $      119,000.01                  0.04%
   10.001-11.000.........................            1                    83,542.47                  0.02
   12.001-13.000.........................          257                53,457,874.38                 15.82
   13.001-14.000.........................          623               104,917,456.47                 31.06
   14.001-15.000.........................          850               116,205,433.66                 34.40
   15.001-16.000.........................          215                29,714,755.86                  8.80
   16.001-17.000.........................          172                18,595,494.11                  5.50
   17.001-18.000.........................          109                12,581,940.40                  3.72
   18.001-19.000.........................           21                 2,012,954.71                  0.60
   19.001-19.249.........................            1                   147,000.00                  0.04
                                                 -----            -----------------                ------
        Total............................        2,250            $  337,835,452.07                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.289% per annum.


     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  0.000- 6.000...........................          257            $   53,450,657.93                 15.82%
  6.001- 7.000...........................          623               104,917,456.47                 31.06
  7.001- 8.000...........................          853               116,487,079.01                 34.48
  8.001- 9.000...........................          215                29,714,755.86                  8.80
  9.001-10.000...........................          171                18,523,607.69                  5.48
 10.001-11.000...........................          110                12,728,940.40                  3.77
 11.001-11.749...........................           21                 2,012,954.71                  0.60
                                                 -----            -----------------                ------
        Total............................        2,250            $  337,835,452.07                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.291% per annum.


   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
2.000....................................          654            $  139,192,012.31                 41.20%
3.000....................................        1,596               198,643,439.76                 58.80
                                                 -----            -----------------                ------
        Total............................        2,250            $  337,835,452.07                100.00%
                                                 =====            =================                ======

----------
(1)      Relates solely to initial rate adjustments.

 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
1.500....................................        2,250            $  337,835,452.07                100.00%
                                                 -----            -----------------                ------
        Total............................        2,250            $  337,835,452.07                100.00%
                                                 =====            =================                ======

----------
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.


GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 50.76% of the Group II Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 87.14%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         All of the Group II Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 339 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to September 1, 2003 or after April 1, 2005, or has a remaining term to maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is March 1, 2035.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $141,292. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $141,199. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $748,799 or less than approximately $9,975.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 5.125% per annum and not more than 16.240% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.938% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.750% per annum to 11.250% per annum, Minimum Mortgage Rates ranging from 5.125% per annum to 12.375% per annum and Maximum Mortgage Rates ranging from 12.125% per annum to 19.375% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 6.384% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.584% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 14.583% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in February 1, 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 22 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
    9,975-   25,000......................          161            $    2,725,461.29                  0.97%
   25,001-   50,000......................          340                12,856,519.84                  4.56
   50,001-   75,000......................          319                19,895,138.90                  7.05
   75,001-  100,000......................          271                23,741,831.37                  8.42
  100,001-  125,000......................          183                20,491,050.85                  7.26
  125,001-  150,000......................          142                19,430,227.91                  6.89
  150,001-  175,000......................           90                14,558,696.06                  5.16
  175,001-  200,000......................           66                12,427,330.17                  4.41
  200,001-  225,000......................           49                10,462,225.12                  3.71
  225,001-  250,000......................           51                12,153,947.66                  4.31
  250,001-  275,000......................           29                 7,537,595.92                  2.67
  275,001-  300,000......................           43                12,418,422.58                  4.40
  300,001-  325,000......................           17                 5,335,415.95                  1.89
  325,001-  350,000......................           11                 3,698,256.27                  1.31
  350,001-  375,000......................           30                10,964,845.55                  3.89
  375,001-  400,000......................           45                17,512,229.16                  6.21
  400,001-  425,000......................           32                13,305,144.89                  4.72
  425,001-  450,000......................           26                11,417,958.61                  4.05
  450,001-  475,000......................           20                 9,302,366.99                  3.30
  475,001-  500,000......................           21                10,271,608.44                  3.64
  500,001-  525,000......................            5                 2,567,488.42                  0.91
  525,001-  550,000......................            5                 2,715,000.00                  0.96
  550,001-  575,000......................            9                 5,041,914.41                  1.79
  575,001-  600,000......................            3                 1,779,999.22                  0.63
  600,001-  625,000......................            4                 2,455,645.19                  0.87
  625,001-  650,000......................           21                13,558,495.97                  4.81
  650,001-  675,000......................            2                 1,345,000.00                  0.48
  675,001-  700,000......................            1                   676,000.00                  0.24
  700,001-  725,000......................            1                   720,000.00                  0.26
  725,001-  748,799......................            1                   748,798.87                  0.27
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $141,199.

                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  N/A....................................            1            $       47,958.49                  0.02%
  501- 525...............................           10                   928,364.57                  0.33
  526- 550...............................           97                 8,156,252.14                  2.89
  551- 575...............................          149                13,874,346.07                  4.92
  576- 600...............................          320                38,184,665.14                 13.54
  601- 625...............................          392                35,275,224.04                 12.50
  626- 650...............................          306                40,886,191.54                 14.49
  651- 675...............................          327                62,131,639.63                 22.02
  676- 700...............................          202                42,286,019.04                 14.99
  701- 725...............................          104                20,124,966.94                  7.13
  726- 750...............................           66                15,339,216.70                  5.44
  751- 775...............................           20                 3,685,390.38                  1.31
  776- 797...............................            4                 1,194,380.93                  0.42
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 646.


          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  180- 180...............................          480            $   28,394,455.19                 10.06%
  181- 240...............................           64                 1,623,910.05                  0.58
  301- 360...............................        1,454               252,096,250.37                 89.36
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 341 months.


          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  174- 192...............................          480            $   28,394,455.19                 10.06%
  217- 240...............................           64                 1,623,910.05                  0.58
  337- 360...............................        1,454               252,096,250.37                 89.36
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 339 months.

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Single Family...........................        1,530            $  193,997,926.60                 68.77%
 PUD.....................................          272                54,536,526.82                 19.33
 Two-Four Family.........................          130                24,920,415.29                  8.83
 Condominium.............................           66                 8,659,746.90                  3.07
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Primary................................         1,956            $  278,187,676.29                 98.61%
 Non-owner...............................           40                 3,463,939.32                  1.23
 Second Home.............................            2                   463,000.00                  0.16
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1)      Occupancy as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
 Purchase................................        1,530            $  196,730,853.27                 69.73%
 Cash Out Refinance......................          443                81,459,129.77                 28.87
 Rate/Term Refinance.....................           25                 3,924,632.57                  1.39
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

   COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  20.00- 20.00...........................            1            $      113,973.93                  0.04%
  20.01- 25.00...........................            1                    34,984.52                  0.01
  25.01- 30.00...........................            1                    49,876.31                  0.02
  30.01- 35.00...........................            4                   301,637.21                  0.11
  35.01- 40.00...........................            1                    43,962.60                  0.02
  40.01- 45.00...........................            2                    85,916.86                  0.03
  45.01- 50.00...........................            5                   387,072.71                  0.14
  50.01- 55.00...........................            1                    32,483.15                  0.01
  55.01- 60.00...........................            7                 1,125,012.00                  0.40
  60.01- 65.00...........................            6                 1,262,781.31                  0.45
  65.01- 70.00...........................           20                 4,920,471.48                  1.74
  70.01- 75.00...........................           45                 9,804,871.43                  3.48
  75.01- 80.00...........................          641               120,748,276.36                 42.80
  80.01- 85.00...........................           84                11,422,182.44                  4.05
  85.01- 90.00...........................          194                29,097,349.49                 10.31
  90.01- 95.00...........................          135                25,104,956.48                  8.90
  95.01-100.00...........................          850                77,578,807.33                 27.50
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 87.14%.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED
                       TO THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
Alabama..................................           26            $    2,015,847.68                  0.71%
Arizona..................................          129                16,426,412.66                  5.82
Arkansas.................................            7                   531,616.13                  0.19
California...............................          365                98,397,100.71                 34.88
Colorado.................................           29                 4,848,405.12                  1.72
Connecticut..............................           12                 1,355,524.89                  0.48
Delaware.................................            2                   175,732.27                  0.06
District of Columbia.....................            1                   399,000.00                  0.14
Florida..................................          114                15,223,680.66                  5.40
Georgia..................................           50                 5,275,375.36                  1.87
Idaho....................................           26                 2,278,455.01                  0.81
Illinois.................................           54                 5,800,215.74                  2.06
Indiana..................................          117                 7,135,750.56                  2.53
Iowa.....................................           40                 2,366,743.43                  0.84
Kansas...................................           60                 3,699,511.55                  1.31
Kentucky.................................           22                 1,914,060.63                  0.68
Louisiana................................           22                 1,688,705.71                  0.60
Maryland.................................           50                 7,713,026.46                  2.73
Massachusetts............................           50                12,276,681.39                  4.35
Michigan.................................           74                 5,981,426.10                  2.12
Minnesota................................            4                   851,393.82                  0.30
Mississippi..............................           17                   836,210.46                  0.30
Missouri.................................           98                 7,566,688.52                  2.68
Montana..................................            3                   620,682.02                  0.22
Nebraska.................................           33                 2,622,240.01                  0.93
Nevada...................................           40                 7,923,437.24                  2.81
New Hampshire............................            3                   361,696.28                  0.13
New Jersey...............................           11                 1,761,637.42                  0.62
New Mexico...............................           28                 3,875,284.05                  1.37
North Dakota.............................            1                    83,881.02                  0.03
Ohio.....................................           69                 8,112,121.35                  2.88
Oklahoma.................................           51                 3,242,161.95                  1.15
Oregon...................................           68                10,881,111.43                  3.86
Pennsylvania.............................           81                 5,686,183.91                  2.02
Rhode Island.............................           12                 2,172,403.40                  0.77
South Carolina...........................            1                   393,960.41                  0.14
South Dakota.............................            5                   212,769.35                  0.08
Tennessee................................           26                 1,890,641.90                  0.67
Texas....................................           46                 4,345,436.31                  1.54
Utah.....................................           43                 4,194,773.62                  1.49
Virginia.................................           36                 5,726,993.22                  2.03
Washington...............................           63                12,078,156.39                  4.28
Wisconsin................................            6                   879,051.60                  0.31
Wyoming..................................            3                   292,427.87                  0.10
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 1.29% in the 94591 ZIP Code.

             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
Full Documentation.......................        1,668            $  233,825,517.38                 82.88%
Stated Documentation.....................          330                48,289,098.23                 17.12
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1) For a description of each Documentation Level, see "Meritage Mortgage Corporation-Underwriting Standards" herein.


            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
   5.1250- 5.5000........................           39            $   15,503,697.61                  5.50%
   5.5001- 6.0000........................          135                47,473,629.30                 16.83
   6.0001- 6.5000........................          129                35,145,798.14                 12.46
   6.5001- 7.0000........................          127                27,528,004.49                  9.76
   7.0001- 7.5000........................          111                19,742,477.61                  7.00
   7.5001- 8.0000........................          133                19,694,648.23                  6.98
   8.0001- 8.5000........................           66                10,748,417.38                  3.81
   8.5001- 9.0000........................          130                17,746,340.16                  6.29
   9.0001- 9.5000........................          175                20,100,551.76                  7.12
   9.5001-10.0000........................          215                22,565,442.34                  8.00
  10.0001-10.5000........................          152                14,323,518.49                  5.08
  10.5001-11.0000........................          143                10,742,166.39                  3.81
  11.0001-11.5000........................          119                 8,764,612.88                  3.11
  11.5001-12.0000........................           51                 3,614,390.00                  1.28
  12.0001-12.5000........................           23                 1,092,736.97                  0.39
  12.5001-13.0000........................           14                   831,297.17                  0.29
  13.0001-13.5000........................           41                 1,317,774.19                  0.47
  13.5001-14.0000........................           28                 1,015,985.87                  0.36
  14.0001-14.5000........................          127                 2,973,088.94                  1.05
  14.5001-15.0000........................           32                   855,913.60                  0.30
  15.0001-15.5000........................            2                    61,445.74                  0.02
  15.5001-16.0000........................            5                   244,881.35                  0.09
  16.0001-16.2400........................            1                    27,797.00                  0.01
                                                 -----            -----------------                ------
        Total............................        1,998            $  282,114,615.61                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.938% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  0.000- 4.000...........................           13            $    5,377,516.89                  2.16%
  4.001- 5.000...........................          227                70,385,397.29                 28.24
  5.001- 6.000...........................          244                51,253,264.99                 20.57
  6.001- 7.000...........................          208                37,396,201.05                 15.01
  7.001- 8.000...........................          167                26,670,784.94                 10.70
  8.001- 9.000...........................          398                43,777,366.86                 17.57
  9.001-10.000...........................          143                12,015,576.56                  4.82
 10.001-11.000...........................           29                 2,311,736.07                  0.93
 11.001-11.250...........................            1                    35,990.26                  0.01
                                                 -----            -----------------                ------
        Total............................        1,430            $  249,223,834.91                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.384% per annum.


  NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
August 1, 2005...........................            1            $       75,891.76                  0.03%
February 1, 2006.........................            2                   122,308.28                  0.05
March 1, 2006............................            1                    41,449.99                  0.02
April 1, 2006............................            1                   100,997.73                  0.04
May 1, 2006..............................            1                   122,350.51                  0.05
July 1, 2006.............................            1                    34,947.62                  0.01
August 1, 2006...........................            2                   165,871.41                  0.07
September 1, 2006........................           90                13,957,024.17                  5.60
October 1, 2006..........................          468                73,709,584.92                 29.58
November 1, 2006.........................          178                34,954,747.04                 14.03
December 1, 2006.........................          171                34,925,822.95                 14.01
January 1, 2007..........................          315                55,313,048.42                 22.19
February 1, 2007.........................          160                26,597,052.38                 10.67
March 1, 2007............................            1                    51,200.00                  0.02
September 1, 2007........................            2                   423,878.22                  0.17
October 1, 2007..........................           11                 2,253,360.43                  0.90
November 1, 2007.........................            4                 1,345,855.96                  0.54
December 1, 2007.........................            2                   874,500.00                  0.35
January 1, 2008..........................            6                 1,278,041.50                  0.51
September 1, 2009........................            2                   696,000.00                  0.28
October 1, 2009..........................            7                 1,160,852.64                  0.47
December 1, 2009.........................            1                   415,000.00                  0.17
January 1, 2010..........................            2                   244,399.47                  0.10
February 1, 2010.........................            1                   359,649.51                  0.14
                                                 -----            -----------------                ------
        Total............................        1,430            $  249,223,834.91                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 22 months.

    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  0.000-13.000...........................          174            $   62,977,326.91                 25.27%
 13.001-14.000...........................          253                62,369,529.44                 25.03
 14.001-15.000...........................          207                34,886,430.01                 14.00
 15.001-16.000...........................          145                23,725,676.63                  9.52
 16.001-17.000...........................          321                36,484,853.81                 14.64
 17.001-18.000...........................          233                20,825,202.61                  8.36
 18.001-19.000...........................           87                 7,492,520.87                  3.01
 19.001-19.375...........................           10                   462,294.63                  0.19
                                                 -----            -----------------                ------
        Total............................        1,430            $  249,223,834.91                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 14.583% per annum.


    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
  0.000- 6.000...........................          174            $   62,977,326.91                 25.27%
  6.001- 7.000...........................          252                62,097,529.44                 24.92
  7.001- 8.000...........................          208                35,158,430.01                 14.11
  8.001- 9.000...........................          145                23,725,676.63                  9.52
  9.001-10.000...........................          321                36,484,853.81                 14.64
 10.001-11.000...........................          233                20,825,202.61                  8.36
 11.001-12.000...........................           87                 7,492,520.87                  3.01
 12.001-12.375...........................           10                   462,294.63                  0.19
                                                 -----            -----------------                ------
        Total............................        1,430            $  249,223,834.91                100.00%
                                                 =====            =================                ======

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.584% per annum.


  INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
2.000....................................          378            $  122,137,199.13                 49.01%
3.000....................................        1,052               127,086,635.78                 50.99
                                                 -----            -----------------                ------
        Total............................        1,430            $  249,223,834.91                100.00%
                                                 =====            =================                ======

----------
(1)      Relates solely to initial rate adjustments.

 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
------------------------------------------ ------------------ ------------------------- ----------------------------
1.500....................................        1,430            $  249,223,834.91                100.00%
                                                 -----            -----------------                ------
        Total............................        1,430            $  249,223,834.91                100.00%
                                                 =====            =================                ======


----------
(1)      Relates to all rate adjustments subsequent to initial rate adjustments.